Certain portions of this exhibit (indicated by “[*****]”) have been omitted pursuant to Item 601(b)(10) of Regulation S-K.
Execution Version
EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of December 15, 2025 among CALIFORNIA RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), each other Credit Party party hereto, the Lenders party hereto and CITIBANK, N.A., as Administrative Agent.
WITNESSETH:
WHEREAS, the Borrower, the Administrative Agent and the Lenders party thereto from time to time are parties to that certain Amended and Restated Credit Agreement, dated as of April 26, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”; unless otherwise defined herein, all capitalized terms used herein that are defined in the Credit Agreement shall have the meanings given such terms in the Credit Agreement);
WHEREAS, the parties to this Amendment desire to enter into this Amendment to amend the Existing Credit Agreement as provided herein.
NOW THEREFORE, in consideration of the premises contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION 1.    Amendments to Credit Agreement.
Subject to the satisfaction or waiver in writing of each of the conditions set forth in Section 2 below and in reliance upon the representations, warranties, covenants and agreements contained in this Amendment, the parties hereto hereby agree that:
(a)    Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:
“Credit Documents” shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Guarantee, the Security Documents, each Letter of Credit Application, any Notes issued by the Borrower to a Lender under this Agreement and any other document, instrument or agreement (other than Secured Hedge Agreements or Secured Cash Management Agreements) now or hereafter delivered by or on behalf of a Credit Party under this Agreement.
“Letter of Credit Commitment” shall mean the lesser of (x) $300,000,000, as the same may be reduced from time to time pursuant to Section 3.1 and (y) the Total Revolving Commitments; provided that the Letter of Credit Commitment as of the Eighth Amendment Effective Date shall be allocated to the Issuing Banks in accordance with the following table:

Issuing Bank	Letter of Credit Commitment
Citi	$50,000,000.00

KeyBank National Association	$50,000,000.00
Mizuho Bank, Ltd.	$50,000,000.00
MUFG Bank, Ltd.	$50,000,000.00
Royal Bank of Canada	$50,000,000.00
Deutsche Bank AG New York Branch	$50,000,000.00
Texas Capital Bank	$15,000,000.00

(b)    Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following defined term in the appropriate alphabetical order:
“Eighth Amendment” shall mean that certain Eighth Amendment to Amended and Restated Credit Agreement, dated as of December 15, 2025, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.
“Eighth Amendment Effective Date” shall mean the date of satisfaction of the conditions precedent set forth in Section 2 of the Eighth Amendment.
“Specified Letters of Credit” shall mean those Letters of Credit issued by Texas Capital Bank as issuer with Berry Petroleum Company, LLC, Macpherson Oil Company LLC, Berry Corporation (bry) and C&J Well Services, LLC, as applicable, as applicant as specified on Schedule 1.1(f) attached hereto, as such Letters of Credit may be renewed, extended or amended from time to time.
(c)    Section 3.1(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“Subject to and upon the terms and conditions herein set forth, (i) the Existing Letters of Credit shall be refunded, refinanced, replaced and deemed issued hereunder and, on and after the Closing Date, shall constitute Letters of Credit for all purposes hereunder and under the Credit Documents, (ii) on and after the Eighth Amendment Effective Date, the Specified Letters of Credit shall be deemed issued hereunder and, on and after the Eighth Amendment Effective Date, shall constitute Letters of Credit for all purposes hereunder and under the Credit Documents and (iii) at any time and from time to time on and after the Closing Date and prior to the L/C Maturity Date, each Issuing Bank, severally, and not jointly, agrees, in reliance upon the agreements of the Lenders set forth in this Section 3, to issue upon the request of the Borrower and for the direct or indirect benefit of the Borrower and its Subsidiaries, a letter of credit or letters of credit in Dollars (the “Letters of Credit” and each, a “Letter of Credit”) in such form and with such Issuer Documents as may be approved by the applicable Issuing Bank in its reasonable discretion; provided that the Borrower shall be a co-applicant of, and jointly and severally liable with respect to, each Letter of Credit issued for the account of a Subsidiary; provided further that up to $50,000,000 of Letters of Credit may be requested by the Borrower in support of any obligations of, or for the account of, any Unrestricted Subsidiary, subject to constituting an Investment permitted by Section 10.5.”
(d)    Schedule 1.1(f) (attached as Schedule 1.1(f) to this Amendment) is hereby added to the Existing Credit Agreement.
SECTION 2.    Conditions Precedent.
The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent:
2.1    Executed Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the other Credit Parties, each Issuing Bank and the Lenders constituting Majority Lenders.
2.2    Closing Certificate. The Administrative Agent shall have received a certificate executed by an Authorized Officer of the Borrower certifying that (a) no Default or Event of Default has occurred that is continuing immediately prior to and after giving effect to this Amendment and (b) each representation and warranty contained in Section 3 hereof shall be true and correct in all material respects, except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects, and except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.
2.3    Fees. The Borrower shall have paid or caused to be paid, to the extent payable under Section 13.5 of the Credit Agreement, all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable and documented fees, disbursements and other charges of Latham & Watkins LLP, counsel for the Administrative Agent).
2.4    Closing of Merger. The Closing (as defined in the Merger Agreement (as defined below)) contemplated by that certain Agreement and Plan of Merger, dated September 14, 2025, among California Resources Corporation, Berry Corporation (bry) and Dornoch Merger Sub, LLC (the “Merger Agreement”) shall have occurred.
SECTION 3.    Representations and Warranties.
In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrower and the other Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that:
3.1    Accuracy of Representations and Warranties. (a) Both immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and (b) after giving effect to this Amendment, all representations and warranties made by each Credit Party contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Eighth Amendment Effective Date (expect where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates).
3.2    No Conflicts. None of the execution, delivery or performance by any Credit Party of this Amendment will (a) contravene any Requirement of Law, except to the extent such contravention would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents) pursuant to the terms of any Contractual Requirement, except to the extent that such breach, default or Lien would not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the Organization Documents of such Credit Party or any of the Restricted Subsidiaries.
3.3    Due Authorization. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment, and has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Amendment and performance of this Amendment and the Credit Agreement, and has duly executed and delivered this Amendment.
3.4    Validity and Binding Effect. This Amendment and the Credit Agreement constitute the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
SECTION 4.    New Issuing Bank. In accordance with Section 3.5 of the Credit Agreement, as of the Eighth Amendment Effective date, (a) the Borrower hereby appoints Texas Capital Bank (the “New Issuing Bank”), as an Issuing Bank under the Credit Agreement and the other Credit Documents (the “Appointment”), (b) the New Issuing Bank hereby accepts its appointment as an Issuing Bank and agrees that it shall be vested with all of the rights, powers, privileges, obligations and duties of an Issuing Bank under the Credit Agreement and the other Credit Documents from and after the Eighth Amendment Effective Date and (c) the Administrative Agent hereby consents to the Appointment. The New Issuing Bank hereby agrees that its individual Letter of Credit Commitment shall be $15,000,000.00.
SECTION 5.    Issuing Bank Consent to Additional Revolving Lender Certificate. Each Issuing Bank hereby consents to the admission of Cargill, Incorporated as a Lender under the Credit Agreement, whether pursuant to Section 2.16(c) of the Credit Agreement or otherwise in accordance with the terms of the Credit Agreement.
SECTION 6.    Miscellaneous.
6.1    Confirmation and Effect. The provisions of the Credit Agreement shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment, and this Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Credit Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement, and each reference to the “Credit Agreement” in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement. This Amendment shall not constitute a novation of the Credit Agreement or any of the Credit Documents. The

Amendment shall automatically terminate and be of no further force and effect if the Merger Agreement is terminated in accordance with its terms.
6.2    Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Amendment, (b) ratifies and affirms its obligations under the Guarantee, the Security Documents and the other Credit Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guarantee, the Security Documents and the other Credit Documents to which it is a party and (d) agrees that its guarantee under the Guarantee, the Security Documents and the other Credit Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby.
6.3    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
6.4    Counterparts; Facsimile. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be validly delivered by facsimile or other electronic transmission of an executed counterpart of the signature page hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
6.5    COMPLETE AGREEMENT. THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE AGREEMENT OF THE BORROWER, THE GUARANTORS, THE GRANTORS, THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT AND THE LENDERS WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF, AND THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE BORROWER, THE GUARANTORS, THE GRANTORS, ANY AGENT NOR ANY LENDER RELATIVE TO SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER CREDIT DOCUMENTS.
6.6    Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Amendment are for convenience only, shall not affect the interpretation of this Amendment, and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
6.7    Titles of Sections. All titles or headings to the sections or other divisions of this Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.
6.8    Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.
6.9    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent in accordance with Section 13.5 of the Credit Agreement for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.
6.10    Credit Documents. The Borrower acknowledges and agrees that this Amendment is a Credit Document.
6.11    Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE, OR CAUSE OF ACTION (WHETHER BASED IN CONTRACT, TORT, OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:	CALIFORNIA RESOURCES CORPORATION

	By:	/s/ Clio C. Crespy
	Name:	Clio C. Crespy
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE
EIGHTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION

SUBSIDIARY GRANTORS:
CALIFORNIA HEAVY OIL, INC.
CALIFORNIA RESOURCES ELK HILLS, LLC
CALIFORNIA RESOURCES LONG BEACH, INC.
CALIFORNIA RESOURCES PETROLEUM CORPORATION
CALIFORNIA RESOURCES PRODUCTION CORPORATION
CALIFORNIA RESOURCES REAL ESTATE VENTURES, LLC
CALIFORNIA RESOURCES ROYALTY HOLDINGS, LLC
CALIFORNIA RESOURCES TIDELANDS, INC.
CALIFORNIA RESOURCES WILMINGTON, LLC
CRC CONSTRUCTION SERVICES, LLC
CRC MARKETING, INC.
CRC SERVICES, LLC
SOCAL HOLDING, LLC
SOUTHERN SAN JOAQUIN PRODUCTION, INC.
THUMS LONG BEACH COMPANY
TIDELANDS OIL PRODUCTION COMPANY LLC
ELK HILLS POWER, LLC
AERA ENERGY LLC
AERA ENERGY SERVICES COMPANY
AERA FEDERAL LLC
BELRIDGE FARMS & PACKING LLC
GREEN GATE INTERMEDIATE LLC
GREEN GATE RESOURCES E LLC
GREEN GATE RESOURCES HOLDINGS LLC
GREEN GATE RESOURCES PARENT LLC
GREEN GATE RESOURCES S LLC
GREEN GATE SAN ARDO LLC
PETRA MERGER SUB S, LLC
TERRAIN TECHNOLOGY INC.

	By:	/s/ Clio C. Crespy
	Name:	Clio C. Crespy
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE
EIGHTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION

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SIGNATURE PAGE
EIGHTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION